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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Annual Report

December 31, 2011

PCM Fund, Inc.

12.31.11	PCM Fund, Inc. Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The U.S. economy expanded steadily, albeit modestly, throughout the twelve-month fiscal period ended December 31, 2011. Growth occurred despite a steady stream of geopolitical turmoil and uncertainty both around the world and, to some degree, in the United States. This sparked extraordinary market volatility for much of the fiscal period. Despite this, U.S. corporations ended the reporting period in strong financial shape.

Twelve Months in Review

For the twelve-month fiscal period ended December 31, 2011, PCM rose 6.75% on net asset value (“NAV”) and 10.43% on market price. The U.S. Treasury market, as measured by the Barclays Capital U.S. Treasury Index, returned 0.15%, and the Barclays Capital Mortgage Index, a broad measure of mortgage bond performance, rose 6.32%. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bond performance, rose 7.84%, while the Barclays Capital U.S. Credit Index, a measure of corporate bond performance, rose 8.35%.

The fiscal period began with U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, rising at a 0.4% annual rate between January and March 2011. Growth was hindered during this period by turmoil across much of the Middle East, and by an earthquake and tsunami in Japan, which led to a meltdown at a nuclear power plant. The unrest in the Middle East put upward pressure on oil prices, while the Japanese catastrophe rippled across the global supply chain, hampering a broad swath of the manufacturing sector. GDP increased to a 1.3% annualized growth rate between April and June 2011 and to a 1.8% annualized growth rate between July and September 2011. In the final three months of the fiscal period, there were signs that GDP was accelerating further. The latest “Beige Book” report from the Federal Reserve (“the Fed”), released in January 2012, indicated economic

2	PCM Fund, Inc. Annual Report	12.31.11

expansion in all but one of twelve banking districts across the country. The central bank described auto manufacturing as “vibrant,” and stated that consumer spending was growing more “robust.” The message was a marked improvement from the summer of 2011, when Fed Chairman Ben Bernanke described growth as “uneven” and “frustratingly slow.”

The U.S. labor market also showed signs of improvement. The unemployment rate fell to 8.5% in December 2011, the lowest level in nearly three years. The government indicated that private sector job creation in 2011 was the best since 2005.

These encouraging signs were offset to some degree by ongoing weakness in the housing market. The S&P/Case-Schiller Home Price Index signified that housing prices are still falling on a macro basis and stand at their lowest levels seen since 2003. In an attempt to boost the housing market, the Fed launched “Operation Twist,” which involves the selling of $400 billion in short-term Treasury securities in exchange for a similar amount of longer-term bonds. The Fed indicated that one of their objectives of this program was to lower longer-term bond yields which, it hoped, would trigger home sales.

Sovereign debt woes worsened in both the U.S. and Europe during the fiscal year. Standard & Poor’s downgraded the U.S. government’s long-term credit rating in August 2011 and the credit ratings of nine European nations in January 2012. The inability of officials on both sides of the Atlantic to tackle their debt issues in a substantive way has hindered investor confidence and increased uncertainty. There is also significant concern as to how the U.S. and European Union economies can be repaired given historically low interest rates and a general aversion to expensive stimulus programs. In addition, the price of oil, now well over $100/barrel due, in part, to growing tensions with Iran over its nuclear program, is another source of concern.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s stockholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

12.31.11	PCM Fund, Inc. Annual Report	3

PCM Fund, Inc. Fund Insights

December 31, 2011

For the 12-month reporting period ended December 31, 2011, PCM returned 6.75% on net asset value and 10.43% on market price, outperforming the unmanaged Barclays Capital CMBS Investment Grade Index1 (the “benchmark index”), which returned 6.02% during the reporting period.

Although the overall U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive return during the reporting period. There were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. Early in the fiscal period, expectations for the U.S. economy improved and inflationary concerns emerged. Despite a number of geopolitical challenges, including the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries during the first half of the reporting period. However, during the second half of the period, investor risk appetite was replaced with risk aversion. Concerns of moderating global economic growth, an escalation of the European sovereign debt crisis and the downgrade of U.S. government securities adversely affected investor sentiment. In this environment, Treasury yields moved lower and most spread sectors lagged equal-duration Treasuries. During the 12 months ended December 31, 2011, both short and long-term Treasury yields declined and the yield curve flattened.

During the fiscal year ended December 31, 2011, higher quality, lower yielding securities generally outperformed their lower rated, higher yielding investments. For example, the overall U.S. fixed income market rose 7.84%, while the CMBS market, as measured by the benchmark index, advanced 6.02%. Within the CMBS market, higher rated securities outperformed lower rated investments, as fixed-rate AAA CMBS returned 5.74%, while lower rated fixed-rate BBB CMBS returned 4.57%.

(1) The Barclays Capital Investment Grade CMBS Index is an index designed to mirror commercial mortgage backed securities (“CMBS”) of investment grade quality (Baa3/BBB-/BBB- or above) using Moody’s, S&P, and Fitch respectively, with maturity of at least one year.

4	PCM Fund, Inc. Annual Report	12.31.11

Spread sector exposures generally produce positive results

The Fund’s allocation to super-senior CMBS contributed to performance during the reporting period. During the 12-month reporting period, CMBS positioned high in the capital structure outperformed the lower rated (less senior) portion of the CMBS capital structure.

Despite volatile performance within the financial sector throughout the 12-month period, the Fund’s bank related exposures added to performance. In particular, security selection within the investment grade corporate bond and high yield bond markets were beneficial for results, as these securities generally outperformed lower rated CMBS.

On the downside, the Fund’s allocation to non-agency mortgage-backed securities detracted from results. The sector was negatively impacted by overall weak supply/demand technicals during the reporting period. In addition, risk aversion stemming from the European sovereign debt crisis and economic uncertainty weighed on the sector’s performance.

12.31.11	PCM Fund, Inc. Annual Report	5

PCM Fund, Inc. Performance & Statistics

December 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	10.43%	6.75%
5 Year	6.57%	8.34%
10 Year	7.83%	8.26%
Commencement of Operations (9/2/93) to 12/31/11	8.34%	8.28%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 12/31/11

Market Price/NAV:

Market Price	$10.77

NAV	$9.48
Premium to NAV	13.61%
Market Price Yield(2)	8.91%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to stockholders by the market price per share at December 31, 2011.

6	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Schedule of Investments

December 31, 2011

Principal Amount (000s)			Value
MORTGAGE-BACKED SECURITIES – 136.1%
	$562	Adjustable Rate Mortgage Trust, 2.756%, 1/25/36, CMO, VRN	$328,540
		Banc of America Alternative Loan Trust, CMO,
	757	5.443%, 4/25/37, VRN	513,984
	205	6.25%, 1/25/37	10,739
		Banc of America Funding Corp., CMO,
	1,051	2.735%, 12/20/34, VRN	624,536
	384	5.628%, 3/20/36, FRN	280,582
	1,053	7.00%, 10/25/37	744,668
		Banc of America Large Loan, Inc., CMO, FRN (a)(b),
	1,500	0.748%, 3/15/22	1,386,285
	955	2.028%, 11/15/15	865,209
	2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
		5.414%, 9/10/47, CMO (g)	2,169,119
		Banc of America Mortgage Securities, Inc., CMO, FRN,
	782	2.803%, 6/20/31	679,611
	33	2.803%, 11/25/34	29,071
	615	5.074%, 6/25/35	505,447
		BCAP LLC Trust (a)(b),
	87	0.445%, 7/26/36 (d)	22,652
	150	5.047%, 3/26/36, CMO, FRN	134,226
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(b)(g)	966,263
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	2,000	2.706%, 10/25/35	1,562,224
	451	2.75%, 5/25/34	375,256
		Bear Stearns Alt-A Trust, CMO,
	94	2.651%, 5/25/36, VRN	34,149
	294	2.823%, 11/25/36, VRN	142,521
	656	2.857%, 5/25/36, VRN	270,602
	378	3.309%, 9/25/34, VRN	295,722
	1,766	4.296%, 8/25/36, VRN	931,934
	119	4.390%, 1/25/47, VRN	52,431
	303	4.945%, 7/25/35, FRN	181,940
	749	5.719%, 8/25/36, VRN	397,262
	222	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	176,610
		Bear Stearns Commercial Mortgage Securities, CMO,
	1,300	5.628%, 3/13/40, VRN (a)(b)(g)	1,158,279
	3,000	5.694%, 6/11/50, VRN (g)	3,317,355
	2,000	5.714%, 6/11/40, VRN (g)	2,198,843
	1,000	5.810%, 5/11/39, VRN (a)(b)	893,397
	525	6.50%, 2/15/32	27,230
	1,508	CBA Commercial Small Balance Commercial Mortgage,
		5.54%, 1/25/39, CMO (a)(b)	604,458
	800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	632,060
	2,500	Citigroup Commercial Mortgage Trust, 5.697%, 12/10/49, CMO, VRN (g)	2,767,894

12.31.11	PCM Fund, Inc. Annual Report	7

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
		Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
	$634	2.781%, 8/25/35	$465,672
	710	5.143%, 9/25/35	519,586
	738	5.260%, 11/25/36	462,571
	4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (g)	4,272,571
	208	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	191,817
	3,000	Commercial Capital Access One, Inc., 7.824%, 11/15/28, CMO, VRN (a)(b)	2,135,658
		Commercial Mortgage Pass Through Certificates, CMO (a)(b),
	2,500	5.605%, 6/9/28	2,521,202
	1,500	6.586%, 7/16/34 (g)	1,632,706
	1,500	6.774%, 7/16/34, VRN	1,620,953
		Countrywide Alternative Loan Trust, CMO,
	1,733	0.474%, 6/25/47, FRN	868,549
	4,125	0.495%, 7/20/46, FRN (g)	1,416,002
	529	0.574%, 2/25/37, FRN	250,636
	403	0.584%, 2/25/36, FRN	89,341
	4,556	1.208%, 12/25/35, FRN (g)	2,477,766
	350	6.00%, 11/25/35	178,349
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	408	0.614%, 3/25/35, FRN	189,449
	43	2.595%, 2/20/36, FRN	29,675
	377	2.778%, 9/20/36, VRN	189,412
	1,610	5.593%, 9/25/47, VRN	969,739
	1,125	6.00%, 5/25/37	886,477
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	20,982	1.341%, 12/15/35, IO, VRN (a)(b)	140,411
	617	6.574%, 12/15/35 (g)	616,223
	139	7.00%, 2/25/33	148,912
	2,000	7.46%, 1/17/35, VRN (g)	2,104,033
		Credit Suisse Mortgage Capital Certificates, CMO,
	1,000	5.467%, 7/18/16, VRN (a)(b)	987,451
	5,000	5.467%, 9/15/39 (g)	5,336,907
	423	5.896%, 4/25/36	242,506
	326	6.50%, 5/25/36	169,334
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (g)	2,055,468
	3,204	FFCA Secured Lending Corp., 1.094%, 9/18/27, CMO, IO, VRN (a)(b)	139,037
	349	First Horizon Alternative Mortgage Securities, 2.283%, 8/25/35, CMO, FRN	59,002
	294	First Horizon Asset Securities, Inc., 2.747%, 4/25/35, CMO, FRN	264,733
	15,773	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (d)	93,718
	237	G-Force LLC, 5.158%, 12/25/39, CMO (a)(b)	233,086
		GMAC Commercial Mortgage Securities, Inc., CMO (a)(b),
	740	5.36%, 4/10/40, VRN	749,638
	1,853	6.50%, 5/15/35	1,925,797
	1,500	6.970%, 5/15/30, VRN (c)(f)	242,797
	1,500	8.255%, 9/15/35, VRN	1,459,333
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36, VRN (a)(b)	1,487,919
	2,000	5.444%, 3/10/39 (g)	2,173,462

8	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
		GS Mortgage Securities Corp. II, CMO,
	$18,105	1.566%, 8/10/43, IO, VRN (a)(b)	$1,551,891
	5,750	5.56%, 11/10/39 (g)	6,336,448
	1,000	5.999%, 8/10/43, VRN (a)(b)	830,869
		Harborview Mortgage Loan Trust, CMO,
	111	0.475%, 1/19/38, FRN	64,294
	1,554	0.535%, 1/19/36, FRN	829,469
	890	5.538%, 6/19/36, VRN	486,290
	1,034	Indymac INDA Mortgage Loan Trust, 5.424%, 6/25/37, CMO, VRN	732,438
		Indymac Index Mortgage Loan Trust, CMO,
	242	1.094%, 11/25/34, FRN	145,909
	399	5.408%, 5/25/36, VRN	189,955
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	61,000	0.451%, 2/15/46, IO, VRN (a)(b)	2,025,413
	8,709	1.253%, 3/12/39, IO, VRN (a)(b)	99,863
	4,100	5.647%, 3/18/51, VRN (a)(b)(g)	3,981,571
	1,400	5.740%, 2/12/49, VRN	1,521,036
	1,195	5.794%, 2/12/51, VRN (g)	1,321,511
	1,150	5.986%, 2/15/51, VRN	1,226,206
	700	6.135%, 7/12/37 (a)(b)	702,490
	1,299	6.162%, 5/12/34 (g)	1,299,848
		JPMorgan Mortgage Trust, CMO,
	474	2.782%, 7/25/35, FRN	419,453
	81	4.993%, 10/25/35, VRN	79,893
		LB Commercial Conduit Mortgage Trust, CMO,
	520	5.60%, 10/15/35 (a)(b)	564,482
	950	5.941%, 7/15/44, VRN (g)	1,038,378
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38 (g)	1,373,850
	1,500	5.683%, 7/15/35 (a)(b)	1,438,953
	1,572	6.95%, 3/15/34, VRN (a)(b)	1,575,444
		Lehman Mortgage Trust, CMO,
	1,657	6.00%, 5/25/37	1,419,202
	655	6.497%, 4/25/36, VRN	629,202
	1,613	Luminent Mortgage Trust, 0.464%, 12/25/36, CMO, FRN	892,352
	1,877	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN (g)	1,607,656
	1,500	Merrill Lynch Mortgage Investors, Inc., 6.796%, 12/15/30, CMO, VRN	1,589,731
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (g),
	1,500	5.485%, 3/12/51, VRN	1,584,201
	2,300	5.70%, 9/12/49	2,458,435
		MLCC Mortgage Investors, Inc., CMO, FRN,
	572	0.504%, 7/25/30	416,250
	437	0.624%, 11/25/29	387,893
	160	2.192%, 11/25/35	127,177
	560	2.659%, 11/25/35	434,858
		Morgan Stanley Capital I, CMO,
	2,000	5.447%, 2/12/44, VRN (g)	2,196,605
	315	5.692%, 4/15/49, VRN	334,923
	558	5.809%, 12/12/49	616,564
	4,000	6.01%, 11/15/30 (a)(b)(g)	3,953,678

12.31.11	PCM Fund, Inc. Annual Report	9

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
	$1,400	Morgan Stanley Dean Witter Capital I, 6.50%, 11/15/36, CMO (a)(b)	$1,294,999
		Morgan Stanley Mortgage Loan Trust, CMO,
	760	2.910%, 1/25/35, VRN	68,267
	935	6.00%, 8/25/37	813,103
	1,200	Morgan Stanley Reremic Trust, 7/17/56, CMO, PO (a)(b)	1,008,000
		Ocwen Residential MBS Corp., CMO, VRN (a)(b),
	39	6.822%, 6/25/39 (c)	11,921
	1,017	7.00%, 10/25/40 (d)	91,431
		RBSCF Trust, CMO, VRN (a)(b)
	1,000	5.223%, 8/16/48	974,161
	1,000	5.331%, 2/16/44	996,879
	1,000	5.336%, 5/16/47 (g)	977,712
	2,744	6.068%, 2/17/51 (g)	2,612,593
	689	Regal Trust IV, 2.776%, 9/29/31, CMO, FRN (a)(b)	608,214
		Residential Accredit Loans, Inc., CMO,
	257	0.474%, 6/25/46, FRN	81,245
	821	3.822%, 1/25/36, VRN	414,845
	651	6.00%, 8/25/35	512,713
	672	6.50%, 9/25/37	341,567
	510	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	323,788
	954	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	723,762
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(b),
	162	7.471%, 1/15/19	163,146
	265	9.35%, 1/15/19, VRN	263,255
		Structured Adjustable Rate Mortgage Loan Trust, CMO,
	1,171	5.347%, 11/25/36, VRN (g)	804,630
	500	5.433%, 9/25/36, FRN	339,424
	1,329	5.451%, 4/25/36, VRN	929,749
	830	5.547%, 1/25/36, VRN	552,033
	1,671	Structured Asset Mortgage Investments, Inc.,
		0.504%, 8/25/36, CMO, FRN	821,096
	361	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	350,221
	347	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	192,093
	1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(b)	1,563,187
		Wachovia Bank Commercial Mortgage Trust, CMO,
	34,711	0.916%, 10/15/41, IO, VRN (a)(b)	687,332
	2,500	5.188%, 2/15/41, VRN (a)(b)(g)	2,312,305
	1,000	5.509%, 4/15/47	1,058,756
	5,044	5.605%, 2/15/35, VRN (a)(b)(g)	4,976,769
	1,825	5.899%, 2/15/51, VRN (g)	1,951,130
	1,034	WaMu Mortgage Pass Through Certificates, 2.560%, 12/25/36, CMO, VRN	668,741
	205	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	190,792
	900	Wells Fargo Mortgage-Backed Securities Trust,
		5.666%, 10/25/36, CMO, VRN	760,917
		WF-RBS Commercial Mortgage Trust, CMO, IO, VRN (a)(b),
	2,289	0.895%, 6/15/44	94,366
	31,805	1.178%, 2/15/44 (g)	1,749,270

Total Mortgage-Backed Securities (cost-$142,320,488)			148,048,090

10	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 31.8%
Airlines – 2.7%
	$364	Northwest Airlines, Inc., 1.229%, 11/20/15, FRN (MBIA) (g)	$331,039
		United Air Lines Pass Through Trust (g),
	801	6.636%, 1/2/24	800,730
	889	9.75%, 7/15/18	960,489
	768	10.40%, 5/1/18	849,403

			2,941,661

Banking – 4.0%
	2,200	Discover Bank, 7.00%, 4/15/20 (g)	2,304,683
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (g)	2,030,000

			4,334,683

Energy – 1.0%
	950	Consol Energy, Inc., 8.00%, 4/1/17 (g)	1,045,000

Financial Services – 12.1%
		Ally Financial, Inc.,
	10	5.90%, 1/15/19	8,171
	20	6.00%, 2/15/19	16,594
	106	6.00%, 3/15/19	88,165
	30	6.15%, 3/15/16	27,433
	20	6.30%, 8/15/19	16,946
	16	6.50%, 10/15/16	14,634
	23	6.65%, 6/15/18	20,062
	25	6.70%, 6/15/18	21,567
	19	6.75%, 8/15/16	17,636
	12	6.75%, 6/15/17	11,013
	18	6.75%, 9/15/18	15,586
	35	6.75%, 10/15/18	30,044
	2	6.80%, 10/15/18	1,769
	12	6.85%, 4/15/16	11,151
	174	6.90%, 8/15/18	155,080
	30	7.00%, 6/15/17	27,389
	3	7.00%, 2/15/18	2,653
	100	7.00%, 3/15/18	90,098
	5	7.00%, 5/15/18	4,436
	55	7.00%, 8/15/18	49,288
	14	7.05%, 3/15/18 (g)	12,646
	32	7.05%, 4/15/18	28,875
	6	7.15%, 9/15/18	5,415
	60	7.20%, 10/15/17	54,997
	5	7.25%, 9/15/17	4,583
	38	7.25%, 4/15/18	33,990
	60	7.25%, 8/15/18	54,434
	30	7.25%, 9/15/18	27,224
	195	7.30%, 12/15/17	177,687
	102	7.30%, 1/15/18	92,465
	76	7.35%, 4/15/18	68,928

12.31.11	PCM Fund, Inc. Annual Report	11

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
Financial Services (continued)
	$20	7.375%, 11/15/16	$19,535
	36	7.40%, 12/15/17	33,106
	14	7.50%, 8/15/17	12,981
	12	7.50%, 11/15/17	11,061
	8	7.75%, 10/15/17	7,530
	19	8.00%, 10/15/17	17,961
	18	8.00%, 11/15/17	17,145
	5	8.20%, 3/15/17	4,907
	322	9.00%, 7/15/20 (g)	313,719
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(b)(g)	977,912
		CIT Group, Inc. (g),
	800	5.25%, 4/1/14 (a)(b)	801,000
	275	7.00%, 5/1/15	276,003
	458	7.00%, 5/1/16	459,088
	642	7.00%, 5/1/17	642,725
	1,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (g)	1,001,250
		Ford Motor Credit Co. LLC (g),
	1,000	6.625%, 8/15/17	1,090,098
	500	8.00%, 12/15/16	568,672
	1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(b)(g)	1,664,000
	1,200	Morgan Stanley, 0.883%, 10/15/15, FRN (g)	1,009,726
		SLM Corp. (g),
	1,000	8.00%, 3/25/20	1,012,500
	1,100	8.45%, 6/15/18	1,138,500
	1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(b)(g)	919,515

			13,189,893

Hotels/Gaming – 1.1%
	1,100	MGM Resorts International, 9.00%, 3/15/20 (g)	1,223,750

Insurance – 4.4%
		American International Group, Inc. (g),
	2,000	4.25%, 5/15/13	1,999,472
	500	5.45%, 5/18/17	479,022
	1,350	6.25%, 5/1/36	1,213,954
	1,100	6.40%, 12/15/20	1,111,652

			4,804,100

Oil & Gas – 0.3%
	285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (g)	269,325

Paper/Paper Products – 1.0%
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (g)	1,050,976

Real Estate Investment Trust – 2.0%
	2,000	SL Green Realty Corp., 7.75%, 3/15/20 (g)	2,196,202

Retail – 2.6%
		CVS Pass Through Trust (g),
	1,687	5.88%, 1/10/28	1,744,203
	964	7.507%, 1/10/32 (a)(b)	1,118,006

			2,862,209

12	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
Utilities – 0.6%
	$250	Dynegy Holdings, Inc., 7.125%, 5/15/18 (c)(g)	$163,750
	500	Energy Future Holdings Corp., 10.00%, 1/15/20 (g)	527,500

			691,250

Total Corporate Bonds & Notes (cost-$32,378,543)			34,609,049

ASSET-BACKED SECURITIES – 6.9%
	405	Advanta Business Card Master Trust, 0.535%, 6/20/14, FRN	351,951
	131	Ameriquest Mortgage Securities, Inc., 5.919%, 2/25/33, FRN	10,218
	158	Asset-Backed Securities Corp. Home Equity, 3.037%, 6/21/29, FRN	34,586
	562	Bayview Financial Acquisition Trust, 0.574%, 12/28/36, FRN	402,494
		Bear Stearns Asset-Backed Securities Trust,
	96	0.674%, 6/25/36, FRN	68,756
	990	3.209%, 7/25/36, VRN	599,050
	1,320	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN (g)	745,216
	762	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)	774,533
	601	EMC Mortgage Loan Trust, 0.944%, 2/25/41, FRN (a)(b)	492,333
	324	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	295,111
	218	GSAA Trust, 0.564%, 6/25/35, FRN	159,727
	56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)	52,801
	749	Lehman XS Trust, 5.42%, 11/25/35	697,392
	2,455	Merrill Lynch First Franklin Mortgage Loan Trust, 0.534%, 5/25/37, FRN	911,027
	630	Merrill Lynch Mortgage Investors, Inc., 0.794%, 6/25/36, FRN	307,002
	844	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	258,436
	89	Residential Asset Mortgage Products, Inc., 0.664%, 9/25/32, FRN	56,933
	71	Southern Pacific Secured Asset Corp., 0.634%, 7/25/29, FRN	53,893
	68	Structured Asset Investment Loan Trust, 4.794%, 10/25/33, FRN	7,252
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	1,087,043
	1,856	UPS Capital Business Credit, 3.499%, 4/15/26, FRN	116,287

Total Asset-Backed Securities (cost-$9,098,398)			7,482,041

U.S. GOVERNMENT AGENCY SECURITIES – 2.1%
		Freddie Mac, CMO, IO, VRN,
	3,165	0.685%, 1/25/21	131,997
	10,500	3.615%, 6/25/46	2,210,025

Total U.S. Government Agency Securities (cost-$2,460,101)			2,342,022

MUNICIPAL BONDS – 1.7%
Arkansas – 0.6%
	815	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	662,465

Virginia – 0.4%
	465	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	462,456

West Virginia – 0.7%
	940	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	680,128

Total Municipal Bonds (cost-$2,155,330)			1,805,049

12.31.11	PCM Fund, Inc. Annual Report	13

PCM Fund, Inc. Schedule of Investments

December 31, 2011 (continued)

Principal Amount (000s)			Value
CONVERTIBLE BONDS – 1.1%
Real Estate Investment Trust – 1.1%
	$1,200	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(b)(g) (cost-$1,192,433)	$1,243,500

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,294	SemGroup Corp., Class A (f) (cost-$33,638)	33,715

Units
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,362	SemGroup Corp., expires 11/30/14 (f) (cost-$6,128)	7,626

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 8.5%
Repurchase Agreements – 5.6%
	$5,600	RBC Capital Markets, dated 12/30/11, 0.05%, due 1/3/12, proceeds $5,600,031; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $5,697,881 including accrued interest	5,600,000
	518	State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $518,001; collateralized by Federal Home Loan Bank, 0.23%, due 8/28/12, valued at $530,000 including accrued interest	518,000

Total Repurchase Agreements (cost-$6,118,000)			6,118,000

U.S. Treasury Obligations (e)(h) – 2.7%
	2,890	U.S. Treasury Bills, 0.015%-0.056%, 3/1/12-6/28/12 (cost-$2,889,348)	2,889,338

Municipal Bonds – 0.1%
Iowa – 0.1%
	120	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B (cost-$120,000)	123,771

Corporate Notes – 0.1%
Financial Services – 0.1%
	100	Ally Financial, Inc., 7.125%, 8/15/12 (cost-$99,928)	99,487

Total Short-Term Investments (cost-$9,227,276)			9,230,596

Total Investments (cost-$198,872,335) – 188.2%			204,801,688
Liabilities in excess of other assets – (88.2%)			(95,991,394)

Net Assets—100%			$108,810,294

14	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Schedule of Investments

December 31, 2011 (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $66,460,551, representing 61.1% of net assets.
(b)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	In default.
(d)	Fair-Valued – Securities with an aggregate value of $207,801, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(e)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(f)	Non-income producing.
(g)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(h)	Rates reflect the effective yields at purchase date.

Glossary:

CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2011.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
PO	-	Principal Only
VRN	-	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2011.

See accompanying Notes to Financial Statements	12.31.11	PCM Fund, Inc. Annual Report	15

PCM Fund, Inc. Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost-$198,872,335)	$204,801,688
Cash	1,413
Receivable for investments sold	7,790,000
Interest receivable	1,441,750
Swap premiums paid	146,950
Unrealized appreciation of OTC swaps	142,675
Receivable from broker	15,017
Prepaid expenses	2,506
Total Assets	214,341,999

Liabilities:
Payable for reverse repurchase agreements	102,401,000
Dividends payable to stockholders	2,065,291
Swap premiums received	375,194
Unrealized depreciation of OTC swaps	315,627
Investment management fees payable	140,250
Interest payable for reverse repurchase agreements	114,282
Accrued expenses	120,061
Total Liabilities	105,531,705
Net Assets	$108,810,294

Composition of Net Assets:
Common Stock:
Par value ($0.001 per share, applicable to 11,473,837 shares issued and outstanding)	$11,474
Paid-in-capital in excess of par	147,105,819
Undistributed net investment income	373,867
Accumulated net realized loss	(44,437,267)
Net unrealized appreciation of investments and swaps	5,756,401
Net Assets	$108,810,294
Net Asset Value Per Share	$9.48

16	PCM Fund, Inc. Annual Report	12.31.11	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Operations

Year ended December 31, 2011

Investment Income:
Interest	$15,747,185
Other fee income	15,305
Total Investment Income	15,762,490

Expenses:
Investment management fees	1,720,512
Interest expense	789,169
Audit and tax services	75,707
Stockholder communications	54,109
Custodian and accounting agent fees	51,715
Transfer agent fees	36,436
Legal fees	24,670
New York Stock Exchange listing fees	21,362
Directors’ fees and expenses	11,712
Insurance expense	4,247
Miscellaneous	6,671
Total Expenses	2,796,310

Net Investment Income	12,966,180

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	206,676
Swaps	484,138
Net change in unrealized appreciation/depreciation of:
Investments	(5,031,022)
Swaps	(986,052)
Net realized and change in unrealized loss on investments and swaps	(5,326,260)
Net Increase in Net Assets Resulting from Investment Operations	$7,639,920

See accompanying Notes to Financial Statements	12.31.11	PCM Fund, Inc. Annual Report	17

PCM Fund, Inc. Statement of Changes in Net Assets

	Year ended December 31,
	2011	2010
Investment Operations:
Net investment income	$12,966,180	$12,702,380
Net realized gain (loss) on investments and swaps	690,814	(555,998)
Net change in unrealized appreciation/depreciation of investments and swaps	(6,017,074)	26,660,601
Net increase in net assets resulting from investment operations	7,639,920	38,806,983
Dividends to Stockholders from Net investment income	(12,153,003)	(14,350,337)

Capital Share Transactions:
Reinvestment of dividends	303,054	273,777
Total increase (decrease) in net assets	(4,210,029)	24,730,423

Net Assets:
Beginning of year	113,020,323	88,289,900
End of year (including undistributed (dividends in excess of) net investment income of $373,867 and $(338,254), respectively)	$108,810,294	$113,020,323

Shares Issued in reinvestment of dividends	29,412	29,473

18	PCM Fund, Inc. Annual Report	12.31.11	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Cash Flows

Year ended December 31, 2011

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$7,639,920
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(55,293,230)
Proceeds from sales of long-term investments	68,074,375
Purchases of short-term portfolio investments, net	(8,062,756)
Net change in unrealized appreciation/depreciation of investments and swaps	6,017,074
Net realized gain on investments and swaps	(690,814)
Net amortization on investments	(1,187,330)
Increase in receivable for investments sold	(7,790,000)
Decrease in interest receivable	483,499
Increase in prepaid expenses	(652)
Decrease in payable to brokers for cash collateral received	(320,000)
Decrease in periodic and termination payments of swaps	(245,551)
Decrease in investment management fees payable	(4,325)
Increase in interest payable for reverse repurchase agreements	74,736
Increase in accrued expenses	34,595
Net cash provided by operating activities*	8,729,541

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	5,118,262
Cash dividends paid (excluding reinvestment of dividends of $303,054)	(13,846,726)
Net cash used for financing activities	(8,728,464)
Net increase in cash	1,077
Cash at beginning of year	336
Cash at end of year	$1,413
*	Included in operating expenses is cash paid for interest related to participation in reverse repurchase agreement transactions of $714,433.

See accompanying Notes to Financial Statements	12.31.11	PCM Fund, Inc. Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P., formerly Allianz Global Investors of America L.P. prior to December 31, 2011, (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has the authority to issue 300 million shares of $0.001 par value common stock.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities ("CMBS"). CMBS are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains is a secondary objective of the Fund. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using

20	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

12.31.11	PCM Fund, Inc. Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

22	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at December 31, 2011 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Note 5(a) for more detail information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	—	$146,587,282	$1,460,808	$148,048,090
Corporate Bonds & Notes:
Airlines	—	—	2,941,661	2,941,661
All Other	—	31,667,388	—	31,667,388
Asset-Backed Securities	—	7,482,041	—	7,482,041
U.S. Government Agency Securities	—	2,342,022	—	2,342,022
Municipal Bonds	—	1,805,049	—	1,805,049
Convertible Bonds	—	1,243,500	—	1,243,500
Common Stock	$33,715	—	—	33,715
Warrants	—	7,626	—	7,626
Short-Term Investments	—	9,230,596	—	9,230,596

Total Investments in Securities – Assets	$33,715	$200,365,504	$4,402,469	$204,801,688

Other Financial Instruments* – Assets
Credit Contracts	—	$142,675	—	$142,675

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(315,627)	—	$(315,627)

Total Investments	$33,715	$200,192,552	$4,402,469	$204,628,736

*	Other financial instruments are swap agreements not reflected in the Schedule of Investments, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2011, was as follows:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 12/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	$1,264,860	$1,220,580	$(933,124)	$47,448	$539,553	$306,449	$11,921	$(996,879)	$1,460,808
Corporate Bonds & Notes:
Airlines	8,242,029	—	(5,109,642)	77,328	300,908	(568,962)	—	—	2,941,661
Warrants	10,555	—	—	—	—	(2,929)	—	(7,626)	—
U.S. Government Agency Securities	8,450	—	(8,439)	(5)	(20)	14	—	—	—
Short-Term Investments:
Asset-Backed Securities	55,663	—	(131,192)	15,445	—	60,084	—	—	—

Total Investments	$9,581,557	$1,220,580	$(6,182,397)	$140,216	$840,441	$(205,344)	$11,921	$(1,004,505)	$4,402,469

**	Transferred into Level 3 from Level 2 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

12.31.11	PCM Fund, Inc. Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at December 31, 2011, was $(131,437). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Consent fees relating to corporate actions are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the

24	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies (continued)

reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Interest Expense

Interest expense relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed

12.31.11	PCM Fund, Inc. Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

2. Principal Risks (continued)

income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

26	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

2. Principal Risks (continued)

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions and over-the-counter derivatives entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of the receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as, a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized

12.31.11	PCM Fund, Inc. Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

3. Financial Derivative Instruments (continued)

gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as

28	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

3. Financial Derivative Instruments (continued)

defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds in a manner which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5 (a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2011:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of swaps	$142,675

Liability derivatives:
Unrealized depreciation of swaps	$(315,627)

12.31.11	PCM Fund, Inc. Annual Report	29

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statement of Operations for the year ended December 31, 2011:

Location	Credit Contracts
Net realized gain on:
Swaps	$484,138

Net change in unrealized appreciation/depreciation of:
Swaps	$(986,052)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended December 31, 2011:

Credit Default Swap Agreements(1)
Buy	Sell
$980	$10,400

(1)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended December 31, 2011 purchases and sales of investments, other than short-term securities and U.S. government obligations, were $52,884,331 and $56,956,587, respectively. Purchases and sales of U.S. government obligations were $2,408,900 and $1,001,741, respectively.

(a) OTC credit default swap agreements:

Sell protection swap agreements outstanding at December 31, 2011:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
MetLife	$3,500	3.01%	9/20/15	1.00%	$(239,360)	$(235,194)	$(4,166)
Citigroup:
SLM	1,700	4.96	12/20/13	5.00	4,548	146,950	(142,402)
SLM	500	4.96	12/20/13	5.00	1,337	(78,750)	80,087

30	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank:
SLM	$500	4.96%	12/20/13	5.00%	$1,338	$(61,250)	$62,588
SLM	3,000	6.54	3/20/19	5.35	(169,059)	—	(169,059)

					$(401,196)	$(228,244)	$(172,952)

(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Open reverse repurchase agreements at December 31, 2011:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.45%	12/15/11	1/19/12	$235,050	$235,000
	0.65	12/16/11	1/17/12	728,210	728,000
	0.753	8/24/11	2/24/12	6,430,438	6,413,000
	0.80	11/29/11	2/27/12	843,618	843,000
	0.85	12/16/11	3/19/12	2,064,780	2,064,000
	0.871	12/5/11	1/5/12	1,373,897	1,373,000
	0.971	12/5/11	1/6/12	611,445	611,000
	0.985	12/21/11	1/24/12	2,978,896	2,978,000
	0.995	12/30/11	1/27/12	1,345,000	1,345,000
	1.053	8/24/11	2/14/12	3,177,035	3,165,000
	1.053	8/24/11	2/17/12	916,472	913,000
	1.053	8/24/11	2/24/12	2,533,598	2,524,000
	1.053	8/26/11	2/24/12	3,274,213	3,262,000
	1.535	12/16/11	1/23/12	2,104,435	2,103,000
Citigroup	1.035	12/16/11	1/18/12	1,768,813	1,768,000
Credit Suisse First Boston	0.80	11/23/11	2/17/12	1,085,940	1,085,000
	1.05	11/23/11	2/17/12	989,124	988,000
	1.50	11/21/11	2/16/12	1,596,723	1,594,000
Deutsche Bank	0.80	11/15/11	2/17/12	977,019	976,000
	1.10	11/16/11	2/16/12	2,990,197	2,986,000
Greenwich Capital Markets	0.65	11/8/11	2/15/12	1,955,905	1,954,000
JPMorgan Chase	0.78	8/26/11	2/24/12	493,364	492,000
	0.88	12/6/11	3/9/12	460,292	460,000
Morgan Stanley	1.08	11/4/11	1/9/12	6,985,133	6,973,000
	1.30	9/12/11	2/14/12	1,364,447	1,359,000
Royal Bank of Canada	0.956	11/29/11	2/27/12	924,810	924,000
	1.988	12/16/11	6/18/12	1,852,635	1,851,000

12.31.11	PCM Fund, Inc. Annual Report	31

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Royal Bank of Scotland	0.785%	12/22/11	1/24/12	$ 7,456,626	$ 7,455,000
	0.86	12/1/11	1/9/12	590,437	590,000
	0.87	12/2/11	1/5/12	2,298,665	2,297,000
	0.878	12/16/11	1/18/12	830,324	830,000
	0.885	12/22/11	1/24/12	5,214,282	5,213,000
	0.887	12/23/11	1/25/12	10,721,377	10,719,000
	0.895	12/30/11	1/25/12	2,302,000	2,302,000
	0.976	12/12/11	1/11/12	1,922,042	1,921,000
	0.976	12/13/11	1/10/12	4,612,375	4,610,000
	0.985	12/22/11	1/24/12	1,847,505	1,847,000
	1.02	12/2/11	1/5/12	4,076,462	4,073,000
	1.076	12/13/11	1/10/12	3,584,034	3,582,000
	1.095	12/30/11	1/25/12	4,073,000	4,073,000
UBS	0.80	8/24/11	2/21/12	924,664	922,000

					$102,401,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2011 was $99,942,438 at a weighted average interest rate of 0.78%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at December 31, 2011 was $107,784,203.

6. Income Tax Information

For the years ended December 31, 2011 and December 31, 2010 the tax character of dividends paid of $12,153,003 and $14,350,337, respectively, was entirely ordinary income.

At December 31, 2011, the tax character of distributable earnings of $1,302,399 was comprised entirely from ordinary income.

For the year ended December 31, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, paydowns and expiration of capital loss carryforwards. These adjustments were to decrease undistributed net investment income by $101,056, decrease accumulated net realized losses by $4,883,305 and decrease paid-in-capital in excess of par by $4,782,249.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended December 31, 2011, the Fund received $303,685 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At December 31, 2011, the Fund had a capital loss carryforwards of $44,118,560, which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Amount	Expiration
$3,915,495	2012
21,701,310	2015
915,674	2016
16,167,576	2017
1,418,505	2018

32	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Notes to Financial Statements

December 31, 2011

6. Income Tax Information (continued)

During the year ended December 31, 2011, the Fund utilized $290,558 of available capital loss carryforwards. In addition, capital loss carryforwards of $4,782,249 expired.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital loss incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

The cost basis of portfolio securities for federal income tax purposes is $199,964,699. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost is $16,167,067; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value is $11,330,078; and net unrealized appreciation for federal income tax purposes is $4,836,989. The difference between book and tax appreciation is primarily attributable to the basis adjustments to “Interest Only” securities held by the Fund and differences in the book and tax treatment of a corporate reorganization to which the Fund was a party.

7. Subsequent Events

On January 3, 2012, a dividend of $0.08 per share was declared to common stockholders payable February 1, 2012 to stockholders of record on January 13, 2012.

On February 1, 2012, a dividend of $0.08 per share was declared to common stockholders payable March 1, 2012 to stockholders of record on February 13, 2012.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12.31.11	PCM Fund, Inc. Annual Report	33

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.88	$7.73	$5.77	$11.28	$11.85
Investment Operations:
Net investment income	1.13	1.12	0.81	0.48 (1)	0.80 (1)
Net realized and change in unrealized gain (loss) on investments and swaps	(0.47)	2.29	2.18	(4.84)	(0.48)
Total from investment operations	0.66	3.41	2.99	(4.36)	0.32
Dividends to Stockholders from Net investment income	(1.06)	(1.26)	(1.03)	(1.15)	(0.89)
Net asset value, end of year	$9.48	$9.88	$7.73	$5.77	$11.28
Market price, end of year	$10.77	$10.80	$7.97	$6.13	$10.25
Total Investment Return (2)	10.43%	54.01%	52.01%	(30.79)%	(23.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$108,810	$113,020	$88,290	$65,572	$128,092
Ratio of expenses to average net assets, including interest expense (3)	2.44%	2.41%	2.67%	4.22%	4.03%
Ratio of expenses to average net assets, excluding interest expense	1.75%	1.75%	1.71%	1.67%	1.08%
Ratio of net investment income to average net assets	11.30%	11.91%	12.86%	5.24%	6.94%
Portfolio turnover	26%	28%	57%	23%	17%

(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
(3)	Interest expense relates to participation in reverse repurchase agreement transactions.

34	PCM Fund, Inc. Annual Report	12.31.11	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of PCM Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of PCM Fund, Inc. (the “Fund”) at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2012

12.31.11	PCM Fund, Inc. Annual Report	35

PCM Fund, Inc. Annual Stockholders Meeting Results/Changes to the Board of Directors/Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on April 14, 2011. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	10,296,087	147,719
Re-election of Hans W. Kertess – Class II to serve until 2014	10,283,708	160,098
Re-election of John C. Maney* – Class II to serve until 2014	10,283,226	160,580
Election of Alan Rappaport – Class III to serve until 2012	10,305,735	138,071

The other members of the Board of Directors at the time of the meeting, namely Paul Belica, James A. Jacobson and William B. Ogden, IV continued to serve as Directors.

*	Interested Director

Changes to the Board of Directors:

Effective June 14, 2011, the Fund’s Board of Directors appointed Deborah A. Zoullas as a Class III Director to serve until 2012.

Paul Belica retired from the Fund’s Board as a Director on December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

36	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. A Note Regarding Matters Relating to the Directors’ Consideration

of the Investment Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Fund’s June 30, 2011 Semi-Annual Report (the “June Semi-Annual Report”) entitled “Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Board’s approval, at its June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”) for a one-year period commencing July 1, 2011.

Subsequent to the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Board by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Fund and its related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Directors for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Directors noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the June Semi-Annual Report as having been considered by the Directors at the June 2011 contract review meeting:

The Fund actually ranked eighth, rather than ninth, out of fourteen funds in the expense peer group for total net expense ratio based on common and leveraged assets combined and eighth, rather than tenth, out of fourteen funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked fourteenth having the highest fees/expenses in the peer group).

After considering the revised Morningstar information, and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Directors, including the non-interested Directors, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Fund’s Advisory Agreement and Sub-Advisory Agreement for a one-year period commencing July 1, 2011, as specified in the June Semi-Annual Report.

12.31.11	PCM Fund, Inc. Annual Report	37

PCM Fund, Inc. Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

38	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common stock of the Fund, unless the stockholders elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholders of record (or if the stock is held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your stock and send you the proceeds, minus a transaction fee and brokerage commissions.

How stock is purchased under the Plan

For each Fund distribution, the Plan Agent will acquire common stock for participants either (i) through receipt of newly issued common stock from the Fund (“newly issued stock”) or (ii) by purchasing common stock of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common stock of the Fund (“NAV”) is equal to or less than the market price per common stock plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued stock at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common stock plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued stock at a price equal to the greater of (i) NAV or (ii) 95% of the market price per stock as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common stock on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common stock on a particular date is the last sales price on the exchange where the stock is listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the stock on the exchange on that date. The NAV per common stock on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses

No brokerage charges are imposed on reinvestments in newly issued stock under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund

12.31.11	PCM Fund, Inc. Annual Report	39

PCM Fund, Inc. Dividend Reinvestment Plan (continued) (unaudited)

reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common stock held under the Plan.

Stock held through nominees

If your common stock is held through a broker, bank or other nominee (together, a “nominee”) and is not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common stock and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your stock re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose stock is registered with the Plan Agent in the name of one nominee firm may not be able to transfer the stock to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional stock does not relieve stockholder of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

40	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2014 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Bradford K. Gallagher

Date of Birth: 2/28/1944

Director since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for re-election
at 2013 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for re-election at 2013 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

12.31.11	PCM Fund, Inc. Annual Report	41

PCM Fund, Inc. Board of Directors (continued) (unaudited)

Name, Date of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Date of Birth: 3/13/1953

Director since: 2010

Term of office: Expected to stand for re-election at 2012 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

Deborah A. Zoullas

Date of Birth: 11/13/52

Director since: 2011

Term of office: Expected to stand for election at 2012 annual meeting of stockholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election
at 2014 annual meeting of stockholders.

Trustee/Director of 81 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P., (since 2005), and Chief Operating Officer of Allianz Asset Management of America L.P., (since 2006).

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

42	PCM Fund, Inc. Annual Report	12.31.11

PCM Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with the Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2008	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 81 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 81 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

12.31.11	PCM Fund, Inc. Annual Report	43

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ613AR_123111

AGI_2012_01_06_2533

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, and James A. Jacobson members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item. Effective December 31, 2011, Paul Belica retired from the Fund’s Board.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2010 and $51,750 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2010 and $15,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PCM Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $5,204,280 and the 2011 Reporting Period was $7,376,610.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. Zoullas. Effective December 31, Paul Belica retired from the Fund’s Board.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PCM FUND, INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Fundees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March, 2012, the following individual has primary responsibility for the day-to-day implementation of the PCM Fund, Inc. (“PCM” or the “Fund”):

Dan J. Ivascyn

Mr. Ivascyn has been the portfolio manager since October 2002. Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 20 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of December 31, 2011 including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan J. Ivascyn	PCM	6	8,599.20	7	586.32*	25	9,694.56**

*Of these Other Pooled Investment Vehicles, 2 accounts totaling $498.09 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 1 account totaling $1,585.43 million in assets pays an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of December 31, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of December 31, 2011.

PCM Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	Over $1,000,000

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH – Code of Ethics

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: March 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: March 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 1, 2012